Exhibit 99.1

An Open-Label, Multicenter Phase 1/2 Dose Escalation and Expansion Study of THOR-707 as a Single Agent and in Combination with Pembrolizumab in Adult Subjects with Advanced or Metastatic Solid Tumors

David Luo;[1] Raghad Abdul-Karim;[2] Arun Azad;[3] Joanna Bendell;[4] Hui Gan;[5] Filip Janku;[6] Shiraj Sen;[7] Tira Tan;[8] Judy Wang;[9] Lisa Schechet;[1] Lauren Baker;[1] Joseph Leveque;[1] Tarek Meniawy[10]

[1]Synthorx, Inc., La Jolla, CA; [2]NEXT Oncology, Texas Oncology, San Antonio, Tx; [3]Peter MacCallum Cancer Centre, Melbourne, Victoria, Aus; [4]Sarah Cannon Research Institute/Tennessee Oncology, Nashville, TN; [5]Austin Health, Olivia Newton-John Cancer Research Institute, Melbourne, Victoria, Aus; [6]Investigational Cancer Therapeutics, The University of Texas MD Anderson Cancer Center, Houston, TX; [7]Sarah Cannon Research Institute at HealthONE, Denver, CO; [8]Division of Medical Oncology, National Cancer Centre Singapore; [9]Sarah Cannon Research Institute/Florida Cancer Specialists, Sarasota FL; [10]Linear Clinical Research, Nedlands, Western Australia, Australia

BACKGROUND

Synthorx Expanded Genetic Code Platform: A Synthetic DNA Base Pair Encodes Novel Amino Acids to Create Optimized Biologics

X-Y Base Pair Creates New Codons That Specifically Encode Novel Amino Acid Chemistry Into Proteins



A
T
X
Y
G
C

Site-Specific Bioconjugation

- Novel amino acid installation creates a dedicated, specific and stable chemical attachment site
- Designed to bioconjugate moieties for improved properties: e.g. PEG

Specificity

- Improved target selectivity through altered receptor binding

Polymer-Conjugates

- Increased half-life
- Epitope shielding through covalent and stable PEG attachment via bio-orthogonal chemistry

Engineered Cells Install a Novel Amino Acid Utilizing X-Y to Produce Therapeutic Proteins with Optimized Properties

Production System for Synthorins in E. coli



X and YTPs enter via transporter
Novel Amino Acid enters cells; used by aminoacyl tRNA synthetase to charge X-Y tRNAs
dXTP
dYTP
UAA
X-Y containing plasmids encode product with X-Y codon and matching X-Y tRNA gene
Y
X
Replication
transcription
tRNA
tRNA synthetase
translation
ribosome
mRNA
mRNA with X-Y codon matches with tRNA displaying anticodon
assembled protein
Translation machinery decodes X-Y codons to introduce nAA into Synthorin proteins

Dual Pharmacology of IL-2 is Mediated by ∝βγ and βγ Receptor Sub-Types



IL-2
Treg CD4+
Tcon

Receptor Type	Immune Cells Activated	Immune Response
∝ β γ High affinity *(K_d ~ 10^{-11}M)*	*Primarily Treg*	Suppression Treg up-regulation → Tcon Suppression
β γ Intermediate affinity *(K_d ~ 10^{-9}M)*	*Broadly expressed CD4 Th, CD8+ T, and NK cells*	Stimulation Proliferation of Tcon reactive to Auto-antigens

THOR-707

Strong Preclinical Rationale for Moving THOR-707 into Clinical Development

- THOR-707, as a single agent, elicits CD8 T cell activation and tumor infiltration, including effector and memory subtypes, and improved survival. In combination with anti-PD-1, THOR-707 leads to durable anti-tumor responses and rejection upon re-challenge
- THOR-707 does not significantly expand Tregs, nor does it lead to increases in eosinophils in NHPs
- THOR-707 + anti-PD1 increases T Cell Receptor-mediated IFN-γ release which suggests that the combination strongly activates effector T cells; IFN-γ is a key inducer of tumor antigen presentation
- On the other hand, anti-PD-1 did not increase IFN-γ release observed with THOR-707 ex vivo, suggesting a low risk to exacerbate auto-immune effects of anti-PD-1's
- THOR-707 ± anti-PD-1 does not induce release of cytokines associated with VLS or cytokine release syndrome (CRS)
- Similar exposure levels observed vs re-dosing in non-human primates: no indication of anti-drug antibodies

Drives CD8+ Teff Cell Expansion and Tumor Infiltration at Levels Comparable to Immune Checkpoint Inhibitors

Select Immune Checkpoint Inhibitors


CD8+ in Teff – % of TIL
0
20
40
60
80
***
**
***
*
Untreated
Fvax
∝CTLA-4
∝PD-1
∝PD-L1
∝PD-1 + ∝CTLA-4

Following 3 Doses IV of CPIs
B16F10 Model[1]

THOR-707


Predose
Predose
3 mg/kg
CD8+ % in CD3+ T
0
20
40
60
Day 0
Day 1
Day 2
Day 3
Day 5
Day 7
Day 10

Following Single Dose of THOR-707
B16F10 model

Tumor Microenvironment Re-Programmed Following Treatment With THOR-707; Enhanced When Combined with Anti-PD-1


Control
THOR-707
PD-1i
THOR-707 + PD-1i
Median-centered, Log2 Scale
-2
-1
0
1
2
RNA Not Expressed
RNA Expressed
Tumor Infiltrating Lymphocytes
Activated CD8 T
CD56dim Natural Killer
Effector Memory CD8 T
IL-2 Receptors
IL2RA
IL2RB
IL2RG
T cell Activation/Exhaustion
CXCL10
STAT2
STAT3
STAT4
STAT5
CD28
4-1BB
CD40
NFATS
Checkpoint Ligands
PDL1
PD1
PDL2
CTLA4
IFNg Signatures
IFN_signature
TBX-21
IFIT1
MX1
MX2
OAS2
ITGA1
ITGAE

These results suggest that THOR-707 may reprogram the tumor microenvironment to express checkpoint inhibitory receptors (PD-1, CTLA-4) and ligands (PD-L1, PD-L2), potentially reversing PD-1i/PD-L1i resistance

These results suggest that an IFN-γ mediated effect from the combination of THOR-707 and a PD-1i may potentiate antigen-driven TCR responses in T effector cells and neoantigen presentation via MHC expression to overcome PD-1i resistance in some refractory phenotypes

STUDY DESIGN



Dose Escalation (3+3 Design)
Dose Expansion
Part 1
THOR-707 Single Agent
All Comers Population
Cohort A
THOR-707
Q3W
Cohort B
THOR-707
Q2W
8 μg/kg
16 μg/kg
Dose Level N
THOR-707 Q3W RP2D
8 μg/kg
Dose Level 2
Dose Level N
THOR-707 Q2W RP2D
Additional Dose Levels up to the MTD
Additional Dose Levels up to the MTD
Optimal Single Agent and Combination Dose and Frequency - Recommended Phase 2 Dose (RP2D)
Part 2
THOR-707 + Anti-PD-1 Combo
Anti-PD-1 Sensitive Populations
Cohort C
Combo Q3W
Dose Level 1
Dose Level 2
Dose Level N
Combo RP2D
Q3W
Additional Dose Levels up to the MTD
Part 3
Single Agent and Combination Basket Studies in Select Populations
Cohort D
THOR-707 Single Agent RP2D
Q2W or Q3W
Cohort E
Combo RP2D
Q3W

Key Biomarkers

CD8+ T effector cell counts in the periphery and in the tumor microenvironment (Expansion to 1.5x above baseline the threshold for considering a combination with a PD-1i)	**Ki67** expression levels in peripheral blood immune cells (Expression level between 40% and 60% the threshold for considering a combination with a PD-1i)	**CD4+** T regulatory cell counts in the periphery and in the tumor microenvironment	**NK cell** counts in the periphery and in the tumor microenvironment

Clinical Sites

STUDY OBJECTIVES

Primary Objectives:

- Evaluate the safety and tolerability of THOR-707 as a single agent and in combination with a checkpoint inhibitor (identify DLTs, AEs/serious adverse event profile)
- Define the MTD and/or the RP2D of THOR-707 as a single agent and in combination with a checkpoint inhibitor

Secondary Objectives:

- Evaluate preliminary anti-tumor activity of THOR-707 as a single agent and in combination with a checkpoint inhibitor by determination of the ORR defined according to RECIST Version 1.1
- Determine TTR, DOR,PFS, OS, and DCR of THOR-707 as a single agent and in combination with a checkpoint inhibitor

STUDY ENROLLMENT

- Each cohort will enroll approximately 3-6 subjects as per protocol. Up to 3 cohorts (dose schedules) may be open simultaneously
- Once a dose level is declared safe and adequate PD activity is demonstrated at that dose level, up to 10 additional subjects may be enrolled into a Safety Expansion Cohort at the discretion of the Safety Review Committee (SRC)
- After reaching the MTD and/or defining the RP2D, up to 15 additional subjects may be enrolled at the RP2D of the respective dosing schedule to further evaluate safety, pharmacodynamic effects, and anti-tumor activity

Key Inclusion Criteria:

- Males or females aged ≥18 years at screening
- ECOG performance status of 0 or 1
- Life expectancy greater than or equal to 12 weeks as determined by the Investigator
- Histologically or cytologically confirmed diagnosis of advanced and/or metastatic solid tumors with at least one tumor lesion with location accessible to safely biopsy per clinical judgment of the Investigator
- Measurable disease per RECIST v1.1
- Refusal of SOC, no reasonable SOC available, or standard therapy intolerable, not effective, not accessible
- Prior anti-cancer therapy is allowed, including prior immunotherapy treatment, as long as any treatment related toxicity is resolved to an appropriate level.
- Adequate cardiovascular, hematological, liver, and renal function
- Adequate laboratory parameters

Key Exclusion Criteria:

- Inadequate washout from prior systemic anti-cancer therapy, surgery, and/or radiation
- Primary central nervous system or leptomeningeal disease
- Active autoimmune disease requiring systemic treatment within the past 3 months or documented history of clinically severe autoimmune disease that requires systemic steroids or immunosuppressive agents
- Abnormal pulmonary function
- Active second malignancy, or history of previous malignancy that would impact the assessment of any study endpoints
- History of allogenic or solid organ transplant
- Uncontrolled diabetes mellitus or other uncontrolled immune-related endocrinopathies
- Known HIV or active infection with hepatitis B or C
- Clinically significant bleeding ≤2 weeks prior to initial THOR-707 dose
- Deep vein thrombosis or pulmonary embolism ≤3 months
- Severe or unstable cardiac condition ≤6 months prior to study treatment
- Grade 3 or higher immune-related toxicity from prior immuno-oncology therapy
- Is pregnant or breastfeeding, or expecting to conceive or father children within the projected duration of the trial
- History of non-pharmacologically induced prolonged corrected QT interval
- Any serious medical condition (including pre-existing autoimmune disease or inflammatory disorder), laboratory abnormality, psychiatric condition, or any other significant or unstable concurrent medical illness that in the opinion of the Investigator would preclude protocol therapy or would make the subject inappropriate for the study

SAFETY

- AEs (type, incidence, severity, timing, seriousness, and relatedness)
- Vital sign measurements (blood pressure, pulse, respiratory rate, body temperature, pulse oximetry)
- Physical examinations
- Clinical laboratory tests
- Electrocardiograms
- Concomitant medications and procedures, including all supportive care provided

SUMMARY

HAMMER is a three-part global Phase 1/2 dose escalation and expansion study evaluating the safety and anti-tumor activity of THOR-707, our Synthorin not-alpha IL-2, in patients with advanced or metastatic solid tumors:

- Part 1 of the study will determine the RP2D of THOR-707 as a single agent
- Part 2 of the study will determine the RP2D of THOR-707 in combination with a PD-1 inhibitor
- Part 3 of the study will continue to evaluate safety along with the efficacy of THOR-707 alone or in combination with a PD-1 or PD-L1 inhibitor as well as in combination or sequenced with other established and emerging immunooncology therapies via dose expansion

Safety and tolerability data at the 8 μg/kg Q3W starting dose were reviewed by the Safety Review Committee and the study is currently enrolling subjects at 16 μg/kg Q3W and 8 μg/kg Q2W; the threshold for advancing Part 2 of the study in combination with a PD-1i was exceeded in the first cohort.